UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

CHROMADEX CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(2)	Aggregate number of securities to which transaction applies:

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	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION

ChromaDex Corporation
10005 Muirlands Blvd, Suite G
Irvine, CA 92618

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON            , 2017

          , 2017
To the stockholders of ChromaDex Corporation:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of ChromaDex Corporation, a Delaware corporation (the “Company”). The meeting will be held on           , 2017, at 11:00 am local time, at the Company’s offices located at 10005 Muirlands Blvd, Suite G, Irvine, CA 92618 for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)	To approve the issuance of Common Stock in connection with a financing transaction; and

(2)	To transact other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Pursuant to the bylaws of the Company, the Board of Directors has fixed the close of business on           , 2017 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Special Meeting and any adjournment thereof. Holders of the Company’s Common Stock are entitled to vote at the Special Meeting.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about           , 2017 to our beneficial owners and stockholders of record who owned our Common Stock at the close of business on           , 2017. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

BY ORDER OF THE BOARD OF DIRECTORS Chairman of the Board

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

ChromaDex Corporation
10005 Muirlands Blvd, Suite G
Irvine, CA 92618

PROXY STATEMENT
FOR
THE SPECIAL MEETING OF STOCKHOLDERS
           , 2017

The enclosed proxy is solicited by the board of directors (“Board of Directors”) of ChromaDex Corporation (the “Company” or “ChromaDex”), in connection with the Special Meeting of Stockholders (the “Special Meeting”) of the Company, to be held on           , 2017, at 11:00 am local time, at 10005 Muirlands Blvd, Suite G, Irvine, CA 92618.

At the Special Meeting, you will be asked to consider and vote upon the following matters:

(1)	To approve the issuance of Common Stock in connection with a financing transaction; and

(2)	To transact other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

The Board of Directors has fixed the close of business on           , 2017 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about           , 2017 to our beneficial owners and stockholders of record who owned our Common Stock at the close of business on           , 2017. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON           , 2017: THE NOTICE, PROXY STATEMENT, PROXY CARD AND THE ANNUAL REPORT ARE AVAILABLE AT WWW.CHROMADEX.COM, INVESTOR RELATIONS SECTION.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive in the mail a Notice of Internet Availability of Proxy Materials instead of a full set of Proxy Materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our beneficial owners and stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates its election.

We intend to mail the Notice on or about           , 2017 to all stockholders of record entitled to vote at the Special Meeting.

How do I attend the Special Meeting?

The meeting will be held on           , 2017 at 11:00 am local time at the Company’s offices located at 10005 Muirlands Blvd, Suite G, Irvine, CA 92618. Directions to the Special Meeting may be found at www.chromadex.com. Information on how to vote in person at the Special Meeting is discussed below.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on           , 2017 will be entitled to vote at the Special Meeting. On this record date, there were           shares of Common Stock outstanding and entitled to vote.

Stockholders of Record: Shares Registered in Your Name

If on           , 2017 your shares were registered directly in your name with the Company’s transfer agent, Equity Stock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on           , 2017 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There is one matter scheduled for a vote:

●
To approve the issuance of Common Stock in connection with a financing transaction.

What if another matter is properly brought before the Special Meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Who may attend the Special Meeting?

Record holders and beneficial owners may attend the Special Meeting.  If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

How do I vote?

You may vote “For” or “Against” the proposal, or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Special Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

●
To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

●
To vote over the telephone, dial toll-free 1-855-557-4647 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 6:00 p.m., Eastern Time on           , 2017 to be counted.

●
To vote through the internet, go to http://www.equitystock.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 6:00 p.m., Eastern Time on           , 2017 to be counted.

●
To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of           , 2017.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or in person at the Special Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the broker or nominee may not vote your shares for the proposal without your instructions, because the proposal is deemed to be a “non-routine” matter by the New York Stock Exchange (“NYSE”).

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” the proposal to approve the issuance of Common Stock in connection with the financing transaction. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have retained Okapi Partners LLC (“Okapi”) for solicitation and advisory services in connection with the solicitation relating to the Special Meeting. Okapi has earned fees of $7,500 through the date of this proxy statement, and may earn additional fees for its services going forward. We will also reimburse Okapi for reasonable out-of-pocket expenses.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●
You may submit another properly completed proxy card with a later date.

●
You may send a timely written notice that you are revoking your proxy to the Secretary, c/o ChromaDex Corporation, 10005 Muirlands Blvd, Suite G, Irvine, CA 92618.

●
You may attend the Special Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to approve the issuance of Common Stock in connection with the financing transaction, votes “For,” “Against,” abstentions and broker non-votes.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed for the proposal to pass?

To pass, the proposal to approve the issuance of Common Stock in connection with the financing transaction must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting on the proposal, it will have the same effect as an “Against” vote. Broker non-votes will have no effect on the proposal. For clarity, pursuant to NASDAQ listing rules, shares issued to the Purchasers (as defined below) in the First Tranche and Second Tranche (each as defined below) are not entitled to vote on the proposal. However, should any other business come properly before the Special Meeting, the shares issued to the Purchasers in the First Tranche and Second Tranche will be entitled to vote on any such business.

What constitutes a quorum?

To carry on business at the Special Meeting, we must have a quorum.  A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy.  Thus, holders representing at least           votes must be represented in person or by proxy to have a quorum.  Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  Shares owned by us are not considered outstanding or considered to be present at the Special Meeting.  If there is not a quorum at the Special Meeting, our stockholders may adjourn the meeting.

What should I do if I have other questions?

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi, toll free at (877) 629-6355.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the meeting.

PROPOSAL 1:
ISSUANCE OF COMMON STOCK
IN CONNECTION WITH A FINANCING TRANSACTION

Background

The key terms of the agreements relating to the financing transaction are summarized below. Copies of the related agreements have been filed as (i) Exhibit 99.1 to our Current Report on Form 8-K, filed with the SEC on April 27, 2017, (ii) Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on May 2, 2017, and (iii) Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on May 25, 2017, and you are encouraged to review the full text of such agreements. The descriptions set forth below are not complete and are qualified in their entirety by reference to the full text of the financing agreements filed with the Current Reports on Form 8-K referenced above.

The Private Placement
On April 26, 2017, we entered into a Securities Purchase Agreement (as amended, the “Purchase Agreement”) with Champion River Ventures Limited and Pioneer Step Holdings Limited (collectively, the “Purchasers”), pursuant to which we agreed to sell and issue up to $25.0 million of our Common Stock at a purchase price of $2.60 per share in three tranches of approximately $3.5 million, $16.4 million and $5.1 million, respectively (the “Financing”).

On April 27, 2017, we completed the first tranche under the Purchase Agreement (the “First Tranche”), pursuant to which we issued 1,346,154 shares of our Common Stock to the Purchasers. On May 24, 2017, we completed the second tranche under the Purchase Agreement (the “Second Tranche”), pursuant to which we issued 6,303,814 shares of our Common Stock to the Purchasers.

We are seeking stockholder approval to issue an additional 1,965,417 shares of our Common Stock in the third tranche under the Purchase Agreement for gross proceeds of approximately $5.1 million (the “Third Tranche”). If stockholder approval of the Third Tranche is obtained at the Special Meeting, the Third Tranche is expected to occur promptly after the Special Meeting.

THIS PROXY STATEMENT IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY OF OUR SECURITIES. THE SECURITIES REFERRED TO IN THIS PROXY STATEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD ABSENT SUCH REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

The sale and issuance of our shares of Common Stock to the Purchasers is being made in reliance on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. In connection with the Purchasers’ execution of the Purchase Agreement, the Purchasers’ represented to us that they are each an “accredited investor” as defined in Regulation D of the Securities Act and that the securities purchased by them were acquired solely for their own account and for investment purposes and not with a view to the future sale or distribution.

Director Designation Rights
The Purchase Agreement requires that the Board of Directors increase the number of authorized directors so as to create two vacant seats on the Board of Directors, which vacancies shall be filled with nominees selected by the Purchasers on a date following our 2017 Annual Meeting of Stockholders. This Proposal 1 does not relate to the election of such nominees. We anticipate that the nominees selected by the Purchasers will be nominated for re-election by our stockholders at our 2018 Annual Meeting of Stockholders.

Registration Rights
In connection with the Purchase Agreement, on April 29, 2017, we entered into a Registration Rights Agreement with the Purchasers (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, we agreed to (i) file one or more registration statements with the SEC to cover the resale of the shares sold pursuant to the Purchase Agreement by the Purchasers, (ii) use reasonable best efforts to have all such registration statements declared effective within the timeframes set forth in the Registration Rights Agreement, and (iii) use commercially reasonable efforts to keep such registration statements effective during the timeframes set forth in the Registration Rights Agreement. In the event that such registration statements are not filed or declared effective within the timeframes set forth in the Registration Rights Agreement, any such effective registration statements subsequently become unavailable, or the Purchasers are unable to sell the shares sold pursuant to the Purchase Agreement because we have failed to satisfy the current public information requirement of Rule 144 under the Securities Act, we would be required to pay liquidated damages to the Purchasers equal to 1.0% of the aggregate purchase price per month for each default (up to a maximum of 5% of such aggregate purchase price).

Board of Directors Recommendation

The Board of Directors believes the approval of this Proposal 1 by our stockholders is in the best interests of the Company and our stockholders. First and most critically, the Board of Directors believes that receiving the proceeds from the Third Tranche significantly enhances the Company’s ability to execute on its current business plan, including to develop the Company’s direct to consumer (“DTC”) product. The Board of Directors also believes that approval of this Proposal 1 will increase the Purchasers’ and their affiliates’ ability to participate in the Company’s future financings, if they so choose, and that the Purchasers and their affiliates are a valuable potential future financing source for the Company. To the extent that the Purchasers are not able to, or choose not to, participate in any future financing transaction of the Company because this Proposal 1 is not approved, the Board of Directors believes that the Company will lose this valuable potential financing source and that the Company may be challenged to find similar financing sources that are willing to provide additional financing to the Company on terms agreeable to the Company. The Board of Directors also believes that permitting the Purchasers to purchase additional shares of Common Stock in the Third Tranche would be in the best interests of the Company’s other stockholders because any such purchase would be expected to further align the Purchasers’ interests with the interests of our other stockholders and the success of the Company.

Reason for Stockholder Approval

Our Common Stock is listed on The NASDAQ Capital Market, and, as such, we are subject to the NASDAQ Marketplace Rules, including NASDAQ Listing Rule 5635. NASDAQ Listing Rule 5635(d) requires stockholder approval prior to the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock, in connection with a transaction other than a public offering. If the Third Tranche occurs, the total number of shares of our Common Stock sold in the Financing will exceed 20% of the total number of shares of our Common Stock issued and outstanding on the date the Purchase Agreement was executed. All of our Common Stock sold or to be sold and issued in the Financing has been priced at $2.60 per share, which was less than $3.18, the consolidated closing bid price per share of our Common Stock as reported on The NASDAQ Capital Market immediately preceding the election of the Purchasers to consummate the Second Tranche and, as such, the Third Tranche requires stockholder approval pursuant to NASDAQ Listing Rule 5635(d).

In addition, NASDAQ Listing Rule 5635(b) requires stockholder approval for issuances of securities that will result in a “change of control” of the issuer and NASDAQ may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power of an issuer would be the largest ownership position of the issuer. Each Purchaser has the right to nominate a director to our Board of Directors, and, should the Third Tranche close, the Purchasers would collectively beneficially own more than 20% of the outstanding shares of our Common Stock, and, as such, the Third Tranche may be deemed to require stockholder approval pursuant to NASDAQ Listing Rule 5635(b).

  Use of Proceeds

A portion of the net proceeds received from the First Tranche and Second Tranche have been used for general corporate purposes and we anticipate that the remaining net proceeds from the First Tranche and the Second Tranche and the net proceeds from the Third Tranche, if approved, will be used for working capital and general corporate purposes, which may include for our DTC initiative, research and development expenses, capital expenditures, regulatory affairs expenditures, clinical trial expenditures and acquisitions of new technologies and investments. As of the date of this solicitation, we cannot specify with certainty all of the particular uses of the proceeds. Accordingly, we will retain broad discretion over the use of such proceeds. Pending the application of the net proceeds, we may invest the proceeds in marketable securities and short-term investments.

Overall Effect of the Proposal

If approved, this Proposal 1 would result in an increase by 1,965,417 shares in the number of shares of our Common Stock outstanding, and, as a result, current stockholders who are not participating in the Financing would own a smaller percentage of our outstanding Common Stock and, accordingly, a smaller percentage interest in the voting power, liquidation value and book value of our Common Stock. The sale or resale of any of our Common Stock issued pursuant to the Financing could cause the market price of our Common Stock to decline.

This approval would not limit our ability to engage in a public offering, as defined by NASDAQ, or to issue or sell a number of shares of our Common Stock (including shares issuable upon conversion or exercise of convertible debt, warrants or other securities exercisable for or convertible into our Common Stock) that is less than 20% of the outstanding shares on terms that might or might not be similar to those in this Proposal 1.

Vote Required

The affirmative vote of a majority of all of the votes present or represented and entitled to vote at the Special Meeting is required to approve this Proposal 1. For clarity, pursuant to NASDAQ listing rules, shares issued to the Purchasers in the First Tranche and Second Tranche are not entitled to vote on this Proposal 1.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of May 25, 2017, there were approximately 46,093,894 shares of our Common Stock outstanding.   The following table sets forth certain information regarding the ownership of our Common Stock as of May 25, 2017 by: each person known to us to beneficially own more than 5% of our Common Stock; each director; each of our named executive officers; and all directors and executive officers as a group.  We calculated beneficial ownership according to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, as of that date.  Shares issuable upon exercise of options or warrants that are exercisable within 60 days after May 25, 2017 are included as beneficially owned by the holder.  Beneficial ownership generally includes voting and dispositive power with respect to securities.  Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole dispositive power with respect to all shares beneficially owned. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC.

Name of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (2)	Aggregate Percentage Ownership

Champion River Ventures Limited (3)	4,589,980	9.96%
Dr. Phillip Frost (4)	3,558,410	7.71%
Pioneer Step Holdings Limited (5)	3,059,988	6.64%
Michael Brauser (6)	3,055,467	6.61%
Barry Honig (7)	2,409,312	5.23%
Black Sheep, FLP (8)	2,075,052	4.50%
Directors
Stephen Allen (9)	133,334	*
Stephen Block (10)	219,996	*
Jeff Baxter (11)	89,167	*
Kurt Gustafson	-	*
Steven Rubin	-	*
Frank L. Jaksch Jr. (12)	3,448,964	7.30%
Robert Fried (13)	708,207	1.53%
Named Executive Officers
Frank L. Jaksch Jr., Chief Executive Officer	(See above)
Robert Fried, President and Chief Strategy Officer	(See above)
Thomas C. Varvaro, Chief Financial Officer (14)	773,462	1.66%
Troy Rhonemus, Chief Operating Officer (15)	265,408	*
All directors and executive officers as a group
(7 Directors plus Chief Financial Officer
and Chief Operating Officer) (16)	5,638,537	11.59%

*        Represents less than 1%.

(1)
Addresses for certain of the beneficial owners listed are: Dr. Phillip Frost, 4400 Biscayne Blvd., Suite 1500, Miami, FL 33137; Michael Brauser, 4400 Biscayne Blvd., Suite 850, Miami, FL 33137; Barry Honig, 555 South Federal Highway, #450, Boca Raton, FL 33432; and Black Sheep, FLP 6 Palm Hill Drive, San Juan Capistrano, CA 92675.
(2)
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or dispositive power with respect to shares beneficially owned. Unless otherwise specified, reported ownership refers to both voting and dispositive power. Shares of Common Stock issuable upon the exercise of stock options or warrants within the next 60 days are deemed to be converted and beneficially owned by the individual or group identified in the Aggregate Percentage Ownership column.
(3)
Based on beneficial ownership reported on form Schedule 13D filed with SEC on May 26, 2017, (i) Champion River Ventures Limited (“Champion River”) beneficially owned and had sole voting and dispositive power with respect to 4,589,980 shares (the “Champion Shares”), (ii) Prime Tech Global Limited (“Prime Tech”), by virtue of being the sole shareholder of Champion River, may be deemed to beneficially own and have sole voting and dispositive power with respect to the Champion Shares, (iii) Mayspin Management Limited (“Mayspin”), by virtue of being the sole shareholder of Prime Tech, may be deemed to beneficially own and have sole voting and dispositive power with respect to the Champion Shares, and (iv) Li Ka Shing, by virtue of being the sole shareholder of Mayspin, may be deemed to beneficially own and have sole voting and dispositive power with respect to the Champion Shares. In addition, as set forth in the Schedule 13D, pursuant to a Securities Purchase Agreement dated April 26, 2017 (the “Purchase Agreement”) between Champion River, Pioneer Step Holdings Limited (“Pioneer Step”) and the Company, until the final closing of the transactions contemplated by the Purchase Agreement, each of Champion River and Pioneer Step may be deemed to be members of a “group”, as defined in Rule 13d-5 of the Exchange Act and therefore may be deemed to beneficially own the shares beneficially owned by each other solely for such purposes. Each of Champion River, Prime Tech, Mayspin and Li Ka Shing have disclaimed beneficial ownership of any Pioneer Shares and the Champion Shares reported in the table do not include any of the Pioneer Shares. The registered office address for Champion River and Mayspin is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands and the registered office address for PrimeTech is P.O. Box 901, East Asia Chambers, Road Town, Tortola, British Virgin Islands, and the correspondence address for each of Champion River, PrimeTech, and Mayspin is c/o 7/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong. The business address of Li Ka Shing is c/o 7/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong.
(4)
Based on beneficial ownership reported on form Schedule 13D filed with SEC on September 14, 2016. Includes 1,354,479 shares of Common Stock and 88,889 warrants to purchase Common Stock held by Frost Gamma Investments Trust of which Dr. Phillip Frost is the trustee. Frost Gamma Limited Partnership is the sole and exclusive beneficiary of Frost Gamma Investments Trust. Dr. Frost is one of two limited partners of Frost Gamma Limited Partnership. The general partner of Frost Gamma Limited Partnership is Frost Gamma, Inc. and the sole stockholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is also the sole stockholder of Frost-Nevada Corporation. Includes 2,115,042 shares held by Phillip and Patricia Frost Philanthropic Foundation, Inc. of which Dr. Phillip Frost is President.
(5)
Based on beneficial ownership reported on form Schedule 13D filed with SEC on May 26, 2017, (i) Pioneer Step Holdings Limited (“Pioneer Step”) beneficially owned and had sole voting and dispositive power with respect to 3,059,988 shares (the “Pioneer Shares”) and (ii) Chau Hoi Shuen Solina Holly, by virtue of being the sole shareholder of Pioneer Step, may be deemed to beneficially own and have sole voting and dispositive power with respect to the Pioneer Shares. In addition, as set forth in the Schedule 13D, pursuant to the Purchase Agreement, until the final closing of the transactions contemplated by the Purchase Agreement, each of Pioneer Step and Champion River may be deemed to be members of a “group”, as defined in Rule 13d-5 of the Exchange Act and therefore may be deemed to beneficially own the shares beneficially owned by each other solely for such purposes. Each of Pioneer Step and Solina Chau have disclaimed beneficial ownership of any Champion Shares and the Pioneer Shares reported in the table do not include any of the Champion Shares. The registered office address for Pioneer Step is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands and its correspondence address is c/o 29th Floor, Harbour Centre, 25 Harbour Road, Wanchai, Hong Kong. The business address of Solina Chau is c/o 29th Floor, Harbour Centre, 25 Harbour Road, Wanchai, Hong Kong.
(6)
Based on beneficial ownership reported on form Schedule 13G filed with SEC on October 16, 2015 and Common Stock and warrants issued in a registered direct offering on November 9, 2015. Includes 403,033 shares directly held by Michael Brauser; 1,208,810 shares held by Michael & Betsy Brauser TBE, 290,424 shares of Common Stock and 40,000 warrants held by Grander Holdings, Inc. 401K Profit Sharing Plan of which Mr. Brauser is a trustee; 114,286 shares held by the Brauser 2010 GRAT of which Mr. Brauser is a trustee; 114,286 shares held by Birchtree Capital, LLC of which Mr. Brauser is the manager; 564,286 shares held by BMB Holdings, LLLP of which Mr. Brauser is the manager of its general partner and 238,095 shares held by Betsy Brauser Third Amended Trust Agreement beneficially owned by Mr. Brauser’s spouse which are disclaimed by him. Includes 82,247 stock options exercisable within 60 days.
(7)
Based on beneficial ownership reported on form Schedule 13G filed with SEC on February 10, 2017. Includes (i) 1,800,418 shares of Common Stock held by Barry Honig and (ii) 608,894 shares of Common Stock held by Renee 401K. Excludes (i) 68,888 shares of Common Stock underlying warrants held by GRQ Consultants, Inc. 401K (“401K”) and (ii) 68,889 shares of Common Stock underlying warrants held by GRQ Consultants, Inc. Roth 401K FBO Barry Honig (“Roth 401K”), both of which contain a 4.99% beneficial ownership blocker. Barry Honig is the trustee of both 401K and Roth 401K and in such capacity has voting and dispositive power over the securities held by such entities.
(8)
Black Sheep, FLP is a family limited partnership the co-general partners of which are Frank L. Jaksch, Jr. and Tricia Jaksch and the sole limited partners of which are Frank L. Jaksch, Jr., Tricia Jaksch and the Jaksch Family Trust.
(9)
Includes 128,334 stock options exercisable within 60 days.
(10)
Includes 203,329 stock options exercisable within 60 days.
(11)
Includes 89,167 stock options exercisable within 60 days.
(12)
Includes 2,075,052 shares owned by Black Sheep, FLP beneficially owned by Mr. Jaksch because he has shared voting power and shared dispositive power for such shares. Includes 201,557 shares directly owned by Mr. Jaksch. Includes 1,172,355 stock options exercisable within 60 days.
(13)
Direct ownership of 573,241 shares of Common Stock. Indirect ownership through 6,744 shares held by Jeremy Fried and 6,000 shares held by Benjamin Fried, who are both sons of Robert Fried. Includes 122,222 stock options exercisable within 60 days.
(14)
Includes 604,460 stock options exercisable within 60 days.
(15)
Direct ownership of 6,667 shares of Common Stock. Indirect ownership through Toni Rhonemus IRA of 6,134 shares beneficially owned by Toni Rhonemus who is Mr. Rhonemus’ wife. Includes 252,607 stock options exercisable within 60 days.
(16)
Includes the shares and stock options included above in footnotes (9) through (15).

OTHER BUSINESS

As of the date of this proxy statement, the management of the Company has no knowledge of any business that may be presented for consideration at the Special Meeting, other than that described above. As to other business, if any, that may properly come before the Special Meeting, or any adjournment thereof, it is intended that the proxy hereby solicited will be voted in respect of such business in accordance with the best judgment of the proxy holders.

BY ORDER OF THE BOARD OF DIRECTORS Chairman of the Board , 2017

CHROMADEX CORPORATION
REVOCABLE PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON                  , 2017

The undersigned stockholder of ChromaDex Corporation (the “Company”) hereby appoints each of Stephen Allen and Thomas C. Varvaro as its attorneys, agents and proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as the undersigned has designated, all the shares of Common Stock of the Company held by the undersigned at the special meeting of stockholders of the Company (the “Special Meeting”) to be held at the offices of ChromaDex Corporation, 10005 Muirlands Boulevard, Suite G, Irvine, CA 92618, at 11:00 a.m., local time on           , 2017 and at any and all postponements or adjournments thereof, with all powers that the undersigned would possess if personally present, on the following matters and in accordance with the following instructions, with discretionary authority as to any other business that may properly come before the meeting.

The Board of Directors recommends a vote “FOR” the proposal listed below.

Proposal 1.	Approval of Issuance of Common Stock in Connection with a Financing Transaction
☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT, AND IN THE DISCRETION OF THE PROXY HOLDERS UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy. The undersigned acknowledges receipt of the Notice of Special Meeting and the Proxy Statement which accompanies such notice.

DATED: __________, 2017	(Name)

(Signature)

(Signature, if held jointly)

Sign exactly as name(s) appear(s) on stock certificate(s). If stock is held jointly, each holder must sign. If signing is by attorney, executor, administrator, trustee or guardian, give full title as such. A corporation or partnership must sign by an authorized officer or general partner, respectively.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED TO EQUITY STOCK TRANSFER C/O MOHIT BHANSALI AT 237 W 37TH ST. SUITE 601, NEW YORK, NY 10018.

You may also submit your proxy facsimile to (646) 201-9006 or electronically on the Internet by going to http://www.equitystock.com and following the instructions provided therein.